SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                ____________________________________________________

                                  FORM 8-K
                               CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1933

                             March 14, 2005
                 Date of Report (Date of earliest event reported)
                ____________________________________________________

                              TERRA TREMA, INC.
               (Exact name of registrant as specified in its charter)


                                814-00688
                           (Commission File No.)

                                  Nevada
               (State or other jurisdiction of incorporation)

                                88-0492268
                    (IRS Employer Identification Number)

2002-A Guadalupe St. Suite 200
      Austin, TX     					  78705
(Address of principal executive offices)       (ZIP Code)

                             (866) 514-4087
                (Telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_____________________________________________________________





ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     On March 11, 2005, the registrant terminated the client-auditor relationship between Mendoza Berger Company, LLP., certified public accountants, ("Mendoza Berger") and the registrant.

     Mendoza Berger?s reports on the registrant's financial statements for the year ended December 31, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Mendoza Berger's reports included in the registrant's Forms 10-KSB for the years ended December 31, 2003 and 2002 raised substantial doubt about registrant?s ability to continue as a going concern. Mendoza Berger did not review the registrant?s Forms 10-K for the years ending December 31, 2001, 2002 or 2003 or its Forms 10-Q for the intervening quarterly periods through September 30, 2004.

     The decision to change accountants was recommended by the registrant's Board of Directors.

     During the two most recent fiscal years and any subsequent interim period through March 11, 2005 there have not been any disagreements between the registrant and Mendoza Berger on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mendoza Berger, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods.

     Regulation S-K Item 304(a)(1)(v) is not applicable to this report.

     On March 11, 2005, the registrant engaged Robison, Hill & Co., a Professional Corporation, certified public accountants, ("Robison Hill") as the registrant's independent accountants to report on the registrant's balance sheet as of December 31, 2004, and the related combined statements of income, stockholders' equity and cash flows for the year then ended. The decision to appoint Robison Hill was approved by the registrant's Board of Directors.

     During the registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Robison Hill, neither the registrant nor anyone on the registrant's behalf consulted with Robison Hill regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

     The registrant has provided the former accountants with a copy of this report before its filing with the Commission. The registrant has requested the former accountants to furnish the registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the registrant in this report and, if not, stating the respects in which they do not agree. The registrant has filed the former accountants' letter as an exhibit to this report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(a)

Financial Statements of Business Acquired

None.

(b)

Pro Forma Financial Statements

None

(c)

Exhibits

     The following exhibit is filed herewith:


EXHIBIT NO.    IDENTIFICATION OF EXHIBIT
-----------    -------------------------

16	Letter from Mendoza Berger Company, LLP, stating whether they agree with the statements made by the registrant in this report.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, The registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2005


			     TERRA TREMA, INC.



                            By /s/ Alan Lomax
                               -----------------------------------------------

                               Alan Lomax, Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.    IDENTIFICATION OF EXHIBIT
-----------    -------------------------

16	 Letter from Mendoza Berger Company, LLP, stating whether they agree with the statements made by the registrant in this report.